Merrill Lynch Institutional Intermediate Fund
                     800 Scudders Mill Road
                  Plainsboro, New Jersey 08536






Dear Shareholder,

On October 1, 1996, the Fund's Board of Directors issued a Notice of Special Meeting of Shareholders which asked shareholders to consider several important proposals regarding the Fund. The meeting was originally scheduled for October 25, 1996; however, an insufficient number of proxies were returned and a quorum was not obtained. The shareholders meeting was rescheduled for November 25, 1996, but, again, a quorum was not obtained. Therefore, the Fund must again resolicit your vote.

Our records indicate that you have voted against some or all of the proposals. The Board of Directors of the Fund have recommended a "for" vote for the proposals. We request that you reconsider your negative vote and kindly complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for your convenience.

The postponed shareholders meeting has been rescheduled for December 23, 1996. We ask your cooperation to vote your proxy and return it promptly. If you have any questions or need clarification on any of the proposals, please feel free to call
Merrill Lynch Funds Distributor, Inc. at (609) 282-2800.






Enclosures(3)


PLEASE NOTE:   You may elect to vote by telephone #908-878-6510
               (collect calls will be accepted). Your vote will be recorded and a confirmation will be sent to you.
               You may also elect to vote by facsimile #908-878-
               9832.


-----------------------------------------------------------------------------

          Merrill Lynch Institutional Intermediate Fund
                     800 Scudders Mill Road
                  Plainsboro, New Jersey 08536






Dear Shareholder,

On October 1, 1996, the Fund's Board of Directors issued a Notice of Special Meeting of Shareholders which asked shareholders to consider several important proposals regarding the Fund. The meeting was originally scheduled for October 25, 1996; however, an insufficient number of proxies were returned and a quorum was not obtained. The shareholders meeting was rescheduled for November 25, 1996, but, again, a quorum was not obtained. Therefore, the Fund must again resolicit your vote.

Our records indicate that you have abstained on some or all of the proposals. The Board of Directors of the Fund have recommended a "for" vote for the proposals. We request that you reconsider your abstention and kindly complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for your convenience.

The postponed shareholders meeting has been rescheduled for December 23, 1996. We ask your cooperation to vote your proxy and return it promptly. If you have any questions or need clarification on any of the proposals, please feel free to call
Merrill Lynch Funds Distributor, Inc. at (609) 282-2800.






Enclosures(3)


PLEASE NOTE:   You may elect to vote by telephone #908-878-6510
               (collect calls will be accepted). Your vote will be recorded and a confirmation will be sent to you.
               You may also elect to vote by facsimile #908-878-
               9832.

-----------------------------------------------------------------------------

          Merrill Lynch Institutional Intermediate Fund
                     800 Scudders Mill Road
                  Plainsboro, New Jersey 08536







Dear Shareholder,

On October 1, 1996, the Fund's Board of Directors issued a Notice of Special Meeting of Shareholders which asked shareholders to consider several important proposals regarding the Fund. The meeting was originally scheduled for October 25, 1996; however, an insufficient number of proxies were returned and a quorum was not obtained. The shareholders meeting was rescheduled for November 25, 1996, but, again, a quorum was not obtained. Therefore, the Fund must again resolicit your vote. Our records indicate that you have not voted. Kindly complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for your convenience.

The postponed shareholders meeting has been rescheduled for December 23, 1996. We ask your cooperation to vote your proxy and return it promptly. Your vote is important regardless of the number of shares you own. Avoiding further mailings will save your Fund additional solicitation expenses.

If you have any questions or need clarification on any of the proposals, please feel free to call Merrill Lynch Funds
Distributor, Inc. at (609) 282-2800.






Enclosures(3)


PLEASE NOTE:   You may elect to vote by telephone #908-878-6510
               (collect calls will be accepted). Your vote will be recorded and a confirmation will be sent to you.
               You may also elect to vote by facsimile #908-878-
               9832.